Acquisitions (Allocation of Purchase Price to Fair Value of Assets Acquired and Liabilities Assumed) (Details) (USD $) In Millions, unless otherwise specified	Sep. 30, 2012	Oct. 02, 2011	Jul. 03, 2012 La Boulange [Member]
Property, plant and equipment			$ 18.1
Intangible assets	143.7	111.9	24.3
Goodwill			58.7
Other current and noncurrent assets			5.1
Current liabilities			(6.4)
Total cash paid			$ 99.8